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EXHIBIT 99.1

        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of the Company on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Don Gilbreath, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. S 1350, S 906 of the Sarbanes-Oxley Act of 2002, that:

(1) This Form 10-QSB complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act; and

(2)      The  financial   information  contained  in  this  Form  10-QSB  fairly
         presents, in all material respects, the financial condition and results of operations of the Company




/s/ Don Gilbreath
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Don Gilbreath
Chief Executive Officer and Chief Financial Officer
November 14, 2002